                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21110

                     OFI Tremont Core Strategies Hedge Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: March 31

                      Date of reporting period: 03/31/2009

ITEM 1. REPORTS TO STOCKHOLDERS.

MARCH 31, 2009

OFI

Tremont Core Strategies Hedge Fund

Annual Report

                                                     (OPPENHEIMER FUNDS(R) LOGO)
                                                         The Right Way to Invest

                                  ANNOUNCEMENT

                IMPORTANT INFORMATION ON THE STATUS OF THE FUND

The Board of Trustees of the Fund has adopted a plan to liquidate the Fund, by making a series of periodic distributions to shareholders who hold shares of the Fund as of March 31, 2009. These distributions, which are expected to begin in May 2009, will be made upon the Fund's receipt of redemption proceeds of the underlying Investment Funds ("Investment Funds") held by the Fund and will primarily represent returns of capital. Due to restrictions on redemption of the Investment Funds imposed by their managers ("Investment Fund Managers"), the Fund may not receive and distribute all remaining redemption proceeds until mid-2010 or later. When all the Fund's assets (other than those needed to pay any remaining Fund expenses) have been distributed to its shareholders, the Fund will apply to de-register as an investment company and will be terminated as a Massachusetts trust.

     Since the close of the New York Stock Exchange on February 13, 2009, investors were no longer able to purchase shares of the Fund. No further Repurchase Offers for Fund shares will be made.

     Following are the resulting changes in the Fund's investment policies:

     The Sub-Adviser no longer expects to generally allocate the Fund's assets to more than 30 Investment Fund Managers. It is no longer expected that not more than 10% of the Fund's net assets will be allocated to any one Investment Fund Manager. As redemptions are received from Investment Funds, the number of Investment Funds will decline and the percentage of the Fund allocated to each individual remaining Investment Fund will increase.


                   3 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND PERFORMANCE DISCUSSION

The reporting period was a challenging one, to say the least. For the twelve-month period ended March 31, 2009, OFI Tremont Core Strategies Hedge Fund declined 18.99% (net of all fees and expenses), while the S&P 500 Index declined 38.06% for the same period.

     All Fund strategies suffered losses for the reporting period, especially those that were credit-based. The greatest loss came from one credit manager whose relative performance was particularly hurt in the loan market. Nonetheless, we are seeing significant overall market improvement since last fall with the re-opening of the bank loan market during the first quarter of 2009 and significant retail flows into high yield. Emerging markets were among the worst performers, both from the traditional long markets perspective and in the hedge fund universe. The contagion that started in the United States markets spread to the emerging markets and ended one of the best performance streaks of the emerging markets over the previous two years. Managed futures managers came in flat for the reporting period. They were able to excel through a combination of trading, the ability to place negative bets in liquid instruments and strong market trends.

     With the backdrop of unparalleled market declines, a vanishing of liquidity in many markets and the regulatory intervention on shorting, most hedge funds overall failed to provide absolute positive returns to investors. Although relative performance of the Fund was better than the major global equity market indices, it was little solace given the magnitude of the market declines.

     Although the domestic equity market has appeared to stabilize to a degree, most of the news on the macro and corporate levels remains very bleak. The markets have rebounded somewhat since their lows despite the soaring unemployment numbers and generally reduced earnings guidance in what should be a weak reporting season, except for some of the banks. But this time around, there is less surprise over the announcement of bad news, unlike in 2008.

     As described earlier in the Announcement on the status of the Fund, OFI Tremont Core Strategies Hedge Fund has adopted a plan of liquidation. Redemption orders have been placed with all the underlying Investment Funds and we are working on an orderly liquidation.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended 3/31/09

                    Since
                  Inception
1-Year   5-Year    (1/2/03)
------   ------   ---------
-18.99%   0.03%     1.35%

EXPENSE RATIOS

For the Fiscal Year Ended 3/31/09

 Gross      Net
Expense   Expense
 Ratio     Ratio
-------   -------
1.82%      1.46%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL TOTAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE HEDGE FUNDS IN WHICH THE FUND INVESTS ARE NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDINGS, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE ADVISER IS CURRENTLY ASSUMING A PORTION OF THE FUND'S EXPENSES, WITHOUT WHICH PERFORMANCE MAY HAVE BEEN LESS. ONE OF THOSE UNDERTAKINGS MAY BE MODIFIED OR TERMINATED AT ANY TIME.


                   4 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND PERFORMANCE DISCUSSION

The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until March 31, 2009. Performance is measured from the inception of the Fund on January 2, 2003. The Fund's performance is compared to the performance of the Barclays Capital Government Credit Bond Index, an unmanaged index widely regarded as a general measurement of the performance of government, government-related and investment grade corporate debt obligations. The Fund's performance is also compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. The indices cannot be purchased directly by investors and are shown for illustrative purposes only and do not predict or depict the performance of the Fund. The indices' performance reflects the reinvestment of income but do not consider the effect of transaction costs and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While indices comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the investments of the Underlying Investment Funds are not limited to the investments in the indices.


                   5 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND PERFORMANCE DISCUSSION

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               (PERFORMANCE GRAPH)

OFI TREMONT CORE STRATEGIES HEDGE FUND

ANNUAL REPORT CHART: PLOTTING POINTS

    CLASS A
------------------
Amount invested:         10,000
Sales charge paid:         0.00%
Date invested:       01/02/2003

                      Value of     S & P 500     Barclays
                     Investment     Monthly    Gov't Credit
   Date               In Fund     Reinvested    Bond Index
----------          -----------   ----------   ------------
01/02/2003   Yrs.      10,000       10,000        10,000
03/31/2003             10,221        9,685        10,165
06/30/2003             10,484       11,175        10,523
09/30/2003             10,593       11,471        10,470
12/31/2003             10,693       12,867        10,467
03/31/2004             10,857       13,085        10,789
06/30/2004             10,774       13,310        10,447
09/30/2004             10,767       13,061        10,819
12/31/2004             11,250       14,266        10,906
03/31/2005             11,212       13,959        10,832
06/30/2005             11,145       14,150        11,205
09/30/2005             11,601       14,660        11,098
12/31/2005             11,701       14,966        11,164
03/31/2006             12,346       15,595        11,051
06/30/2006             12,361       15,371        11,036
09/30/2006             12,335       16,241        11,467
12/31/2006             12,921       17,328        11,586
03/31/2007             13,399       17,439        11,756
06/30/2007             13,923       18,533        11,698
09/30/2007             13,856       18,909        12,050
12/31/2007             14,144       18,279        12,423
03/31/2008             13,423       16,553        12,738
06/30/2008             13,700       16,103        12,545
09/30/2008             12,222       14,757        12,340
12/31/2008             10,828       11,518        13,132
03/31/2009   6.25      10,873       10,253        12,964

AVERAGE ANNUAL TOTAL RETURNS OF THE FUND AT 3/31/09

                    Since
                  Inception
1 Year   5 Year    (1/2/03)
------   ------   ---------
-18.99%   0.03%     1.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTIONS OF FUND SHARES. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE INDICES SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.


                   6 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND INVESTMENT ALLOCATION

FUND INVESTMENT ALLOCATION

                                   (PIE CHART)

Event Driven            42.8%
Multi Strategy          27.9
Long/Short Equity       22.3
Global Macro             4.6
Emerging Markets         1.7
Equity Market Neutral    0.7

The Fund's portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2009, and are based on total investments in Investment Funds.


                   7 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND EXPENSES

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; administration fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2009.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 BEGINNING          ENDING       EXPENSES PAID DURING
                               ACCOUNT VALUE     ACCOUNT VALUE      6 MONTHS ENDED
ACTUAL                        OCTOBER 1, 2008   MARCH 31, 2009      MARCH 31, 2009
------                        ---------------   --------------   --------------------
HYPOTHETICAL
(5% return before expenses)      $1,000.00        $  889.70              $6.43
                                 ---------        ---------              -----
                                  1,000.00         1,018.15               6.87

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, divided by 2 (to reflect the one-half year period). The annualized expense ratio for the 6-month period ended March 31, 2009 was 1.36%.

The expense ratio reflects voluntary waivers of expenses by the Fund's Adviser that can be terminated at any time, without advance notice. The "Financial Highlights" table in the Fund's financial statements, included in this report, also shows the gross expense ratio, without such reimbursements.


                   8 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF INVESTMENTS March 31, 2009

                                                                                   % OF
                                                                        FAIR        NET                        ACQUISITION
                                                          COST         VALUE      ASSETS     LIQUIDITY(1)        DATE(2)
                                                      -----------   -----------   ------   ----------------   -------------
INVESTMENTS IN INVESTMENT FUNDS
EMERGING MARKETS
Black River Emerging Markets Credit Opportunity
   Fund Ltd.                                          $   825,546   $   396,841     0.4%   Illiquid(3)                03/08
                                                      -----------   -----------   -----
EQUITY MARKET NEUTRAL
GSA Capital International Fund Ltd.                       161,484       161,586     0.2    Illiquid(3)                04/08
                                                      -----------   -----------   -----
EVENT DRIVEN
Ahab Redemption Fund Ltd.                               3,118,318     2,930,274     3.2    Illiquid(3)                01/08
Avenue Asia International Ltd                           3,034,539     2,507,475     2.7    Illiquid(3)                01/06
Davidson Kemper International Ltd                          54,186        52,512     0.1    Illiquid(3)                07/08
GoldenTree Credit Opportunities Ltd.                    3,578,644     2,198,244     2.4    Semi-Annually(4)           01/05
Halcyon Structured Opportunities Offshore Fund Ltd.     3,915,666     1,699,056     1.8    Illiquid(3)          01/08-04/08
Jana Offshore Partners Fund Ltd.                            5,578         5,578      --*   Illiquid(3)                02/08
Perry Partners L.P.                                       665,718       338,496     0.4    Illiquid(3)          02/05-03/08
Third Point Partners, L.P.                                 15,122        26,331      --*   Illiquid(3)          10/04-04/05
                                                      -----------   -----------   -----
TOTAL EVENT DRIVEN                                     14,387,771     9,757,966    10.6
                                                      -----------   -----------   -----
GLOBAL MACRO
DBGM Offshore Ltd.                                        797,370       811,545     0.9    Illiquid(3)                03/09
Drawbridge Global Macro Fund Ltd.                         306,840       239,188     0.3    Illiquid(3)          01/08-05/08
                                                      -----------   -----------   -----
TOTAL GLOBAL MACRO                                      1,104,210     1,050,733     1.2
                                                      -----------   -----------   -----
LONG/SHORT EQUITY
Endeavour SPV LLC                                          86,877        46,375     0.1    Illiquid(3)                01/06
Hayground Cove Acquisition Strategies Fund Ltd          1,364,653       578,043     0.6    Illiquid(3)                04/08
Kenmare Offshore Fund Ltd                               3,900,000     3,175,419     3.5    Quarterly                  05/08
Temujin International Fund Ltd                          1,375,254     1,284,499     1.4    Quarterly(4)               05/08
                                                      -----------   -----------   -----
TOTAL LONG/SHORT EQUITY                                 6,726,784     5,084,336     5.6
                                                      -----------   -----------   -----
MULTI STRATEGY
Canyon Value Realization Fund Ltd                       1,008,869     1,020,471     1.1    Illiquid(3)                01/08
D.E. Shaw Composite International Fund                  1,007,553       937,296     1.0    Illiquid(3)        01/06 - 03/08
Highbridge Asia Opportunities Fund Ltd.                 3,715,720     3,648,277     4.0    Quarterly(4)               02/06
Stark Investments L.P.                                    762,527       744,035     0.8    Illiquid(3)                03/08
                                                      -----------   -----------   -----
TOTAL MULTI STRATEGY                                    6,494,669     6,350,079     6.9
                                                      -----------   -----------   -----
TOTAL INVESTMENTS IN INVESTMENT FUNDS                 $29,700,464    22,801,541    24.9
                                                      ===========
OTHER ASSETS IN EXCESS OF LIABILITIES                                68,557,394    75.1
                                                                    -----------   -----
NET ASSETS                                                          $91,358,935   100.0%
                                                                    ===========   =====

*    Due to rounding.

Detailed information about the Investment Funds' portfolios is not available.

(1.) Available frequency of redemptions after initial lock-up period. The Fund has placed full redemption notices for all investments in Investment Funds.

(2.) Ranges represent initial and most recent months of investment purchases.

(3.) The Fund has placed a full redemption request with respect to its investment in this Investment Fund and the investment represents the amount gated, suspended or placed in a special purpose vehicle. The Fund will receive its illiquid redemption proceeds following the sale of certain securities held by the Investment Fund and at the discretion of the Investment Fund. The value of the Fund's investment will fluctuate, based on market conditions, until the Investment Fund completes the sale of these securities and distributes payments to the Fund which may, in certain circumstances, exceed 2 years.

(4.) A portion of the investment is illiquid and is not redeemable at the next redemption frequency period.


                  F1 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF INVESTMENTS Continued

VALUATION INPUTS

Various data inputs are used in determining the fair value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1--unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2--inputs other than quoted prices that are observable for the asset or liability (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3--unobservable inputs (including the Adviser's own judgments about assumptions that market participants would use in pricing the asset).

The fair value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                                INVESTMENTS IN
VALUATIONS DESCRIPTION                         INVESTMENT FUNDS
----------------------                         ----------------
Level 1--Unadjusted Quoted Prices                 $        --
Level 2--Other Significant Observable Inputs               --
Level 3--Significant Unobservable Inputs           22,801,541
                                                  -----------
Total                                             $22,801,541
                                                  ===========

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Fair value as of March 31, 2008                                             $ 173,761,830
Net purchases and proceeds from sales of investment funds                    (122,947,902)
Transfers in/out of Level 3                                                            --
Total realized gains/losses included on the Statement of Operations           (10,667,153)
Net change in unrealized (depreciation) on the Statement of Operations(1)     (17,345,234)
                                                                            -------------
Fair value as of March 31, 2009                                             $  22,801,541
                                                                            =============

(1.) The fiscal year change in unrealized depreciation for Investments in Investment Funds held at March 31, 2009 was ($11,271,207).

SEE THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.


                   F2 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

ASSETS
Investments in investment funds, at fair value
   (cost $29,700,464)                                              $ 22,801,541
Cash and cash equivalents                                            31,763,447
Receivables and other assets:
Investment funds sold                                                41,048,597
Receivable from Adviser                                                 367,871
Other assets                                                             23,250
                                                                   ------------
Total assets                                                         96,004,706
                                                                   ------------
LIABILITIES
Payables:
Shareholder redemptions                                               3,982,740
Management fee                                                          539,951
Professional fees                                                        80,444
Administration fee                                                       22,773
Trustees' fees and expenses                                               7,280
Miscellaneous fees                                                       12,583
                                                                   ------------
Total liabilities                                                     4,645,771
                                                                   ------------
NET ASSETS                                                         $ 91,358,935
                                                                   ============
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest
   ($0.001 par value, unlimited shares authorized)                 $        136
Additional paid-in capital                                          116,900,994
Accumulated net investment loss                                        (947,271)
Accumulated net realized loss on investment funds and securities    (17,696,001)
Net unrealized depreciation on investment funds and securities       (6,898,923)
                                                                   ------------
NET ASSETS                                                         $ 91,358,935
                                                                   ============
NET ASSET VALUE PER SHARE
   (based on net assets of $91,358,935 and 135,934.542 shares of
   beneficial interest outstanding)                                $     672.08

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   F3 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

INVESTMENT INCOME
Interest                                                           $    157,593
                                                                   ------------
EXPENSES
Management fee                                                        2,207,116
Administration fee                                                      220,739
Professional fees                                                       121,703
Credit facility fees and expenses                                       113,007
Miscellaneous fees                                                       28,314
Registration fees                                                        26,272
Trustees' fees and expenses                                               6,823
Interest expense                                                          5,176
                                                                   ------------
Total expenses                                                        2,729,150
Less: Waiver of expenses by the Adviser                                (546,663)
                                                                   ------------
Net expenses                                                          2,182,487
                                                                   ------------
NET INVESTMENT LOSS                                                  (2,024,894)
                                                                   ------------
REALIZED AND UNREALIZED GAIN/LOSS
Net realized loss on investment funds and other investments         (10,667,153)
Net change in unrealized depreciation on investment funds and
   other investments                                                (17,345,234)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(30,037,281)
                                                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   F4 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,                                                  2009(1)        2008(1)
--------------------                                               ------------   ------------
OPERATIONS
Net investment loss                                                $ (2,024,894)  $ (2,541,466)
Net realized gain/loss on investment funds and other investments    (10,667,153)    34,388,986
Net change in unrealized depreciation on investment funds and
   other investments                                                (17,345,234)   (30,529,758)
                                                                   ------------   ------------
Net increase (decrease) in net assets resulting from operations     (30,037,281)     1,317,762
                                                                   ------------   ------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                         --    (11,971,230)
Distributions from net realized gain                                         --    (10,305,889)
Tax return of capital distribution                                           --    (10,430,850)
                                                                   ------------   ------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from beneficial
   interest transactions                                            (64,532,521)    24,153,799
                                                                   ------------   ------------
NET ASSETS
Total decrease                                                      (94,569,802)    (7,236,408)
Beginning of year                                                   185,928,737    193,165,145
                                                                   ------------   ------------
End of year (including accumulated net investment loss of
   $947,271 and $45,352,084, respectively)                         $ 91,358,935   $185,928,737
                                                                   ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(1.) As of April 1, 2008, the Fund's method of determining its cost basis for investments in investment funds was changed to average cost basis. The realized gains and changes in the unrealized depreciation for the year ended March 31, 2008 have been restated to reflect the retrospective effect of this change. See Note 10 of accompanying Notes to Financial Statements.


                   F5 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations    $ (30,037,281)
                                                        -------------
Adjustments to reconcile net decrease in net assets
   resulting from operations to net cash provided by
   operating activities:
Net realized loss on investment funds and securities       10,667,153
Net change in unrealized depreciation on investments
   and securities                                          17,345,234
Purchases of investment funds                             (38,984,453)
Proceeds from sales of investment funds                   156,643,206
Increase in receivable from Adviser                          (294,418)
Decrease in other assets                                       57,034
Increase in management fee payable                             81,643
Increase in professional fees payable                          53,964
Decrease in administration fee payable                        (30,650)
Increase in Trustees' fees and expenses payable                 2,280
Decrease in miscellaneous fees payable                        (89,632)
                                                        -------------
Net cash provided by operating activities                 115,414,080
                                                        -------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from bank borrowings                              26,100,000
Payments on bank borrowings                               (26,100,000)
Proceeds from shares of beneficial interest sold           25,319,292
Payments of shares of beneficial interest redeemed       (111,517,459)
                                                        -------------
Net cash used in financing activities                     (86,198,167)
                                                        -------------
Net increase in cash and cash equivalents                  29,215,913
                                                        -------------
Cash and cash equivalents at beginning of year              2,547,534
                                                        -------------
Cash and cash equivalents at end of year                $  31,763,447
                                                        =============

Supplemental disclosure of cash flow information:

Increase in receivable for investment funds sold--$(7,789,149).

Decrease in investment in investment funds made in advance--$2,500,000.

Decrease in redemptions payable--$(21,665,646).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  F6 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FINANCIAL HIGHLIGHTS

YEAR ENDED MARCH 31,                           2009        2008         2007         2006         2005
--------------------                         --------    --------    ---------    ---------    ---------
PER SHARE OPERATING DATA
Net asset value, beginning of period         $ 829.62    $ 965.60    $1,086.41    $1,008.24    $1,037.32
                                             --------    --------    ---------    ---------    ---------
Income (loss) from investment operations:
Net investment loss(1)                         (10.41)     (12.55)      (13.66)      (14.22)      (15.58)
Net realized and unrealized gain (loss)       (147.13)      44.90       124.45       115.14        52.77
                                             --------    --------    ---------    ---------    ---------
Total income from investment operations       (157.54)      32.35       110.79       100.92        37.19
                                             --------    --------    ---------    ---------    ---------
Dividends and/or distributions to
   shareholders:
Dividends from net investment income               --      (61.61)     (152.20)          --       (13.05)
Distributions from net realized gain               --      (53.04)      (24.11)      (22.75)      (16.41)
Tax return of capital distribution                 --      (53.68)      (55.29)          --       (36.81)
                                             --------    --------    ---------    ---------    ---------
Total dividends and/or distributions to
   shareholders                                    --     (168.33)     (231.60)      (22.75)      (66.27)
                                             --------    --------    ---------    ---------    ---------
Net asset value, end of period               $ 672.08    $ 829.62    $  965.60    $1,086.41    $1,008.24
                                             ========    ========    =========    =========    =========
TOTAL RETURN, AT NET ASSET VALUE(2)            (18.99)%      0.18%        8.54%       10.12%        3.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)     $ 91,359    $185,929    $ 193,165    $ 208,577    $ 240,069
                                             --------    --------    ---------    ---------    ---------
Ratios to average net assets:(3)
Net investment loss                             (1.35)%     (1.34)%      (1.28)%      (1.35)%      (1.45)%
Total expenses                                   1.82%       1.80%        1.78%       (1.82)%       1.78%
Expenses, net of waiver of expenses by the
   Adviser                                       1.46%       1.50%        1.48%        1.45%        1.48%
                                             --------    --------    ---------    ---------    ---------
Portfolio turnover rate(4)                         29%         55%          12%          42%          48%

(1.) Based on average shares outstanding during each period.

(2.) Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3.) Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

(4.) Represents the lesser of purchases or sales of investments in Investment
     Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  F7 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

OFI Tremont Core Strategies Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective was to seek to generate consistently absolute returns over various market cycles. The Fund had sought to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that were managed by a select group of alternative asset managers employing a wide range of specialized investment strategies.

     OppenheimerFunds, Inc. (the "Adviser") serves as the Fund's investment adviser subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the "Board") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

     Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund's Sub-Adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

     The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

     Effective as of the close of business of the New York Stock Exchange on February 13, 2009, all purchases and repurchases of Fund shares were suspended. Prior to that date, shares were offered and could be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares were offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

     The Board of Trustees of the Fund has adopted a plan to liquidate the Fund, by making a series of periodic distributions to shareholders who hold shares of the Fund as of March 31, 2009. These distributions, which are expected to begin in May 2009, will be made upon the Fund's receipt of redemption proceeds of the underlying Investment Funds held by the Fund and will primarily represent returns of capital. Due to restrictions on redemption of the Investment Funds imposed by their Investment Fund Managers, the Fund may not receive and distribute all remaining redemption proceeds until mid-2010 or later. When all the Fund's assets (other than those needed to pay any remaining Fund expenses) have been distributed to its shareholders, the Fund will apply to de-register as an investment company and will be terminated as a Massachusetts trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. All values are represented in US dollars. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     The financial statements are prepared in accordance with U.S. generally accepted accounting principles and on a going-concern basis (assuming the Fund will continue as a going concern for a reasonable period of time). Although the Fund intends to liquidate (as discussed in note 1), the timing of liquidation is uncertain and is currently expected to take more than a year.


                   F8 | OFI TREMONT CORE STRATEGIES HEDGE FUND

PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

     Net unrealized appreciation (depreciation) of investments in Investment Funds is recorded based on the Fund's proportionate share of the aggregate amount of appreciation (depreciation) recorded by each Investment Fund. It includes the Fund's share of interest and dividend income and realized and unrealized gains and losses on securities held by each Investment Fund, net of operating expenses and fees. The Partnership recognizes realized gains and losses on the sale of investments in investment funds on an average cost basis. Prior to March 31, 2008, realized gains and losses were recognized and reported on a cost recovery basis. Accordingly, as of April 1, 2008, the cost basis of certain investments in investment funds has been adjusted retroactively to the time at which such investment in investment fund was originally entered into applying an average cost basis.

     Effective for fiscal periods beginning after November 15, 2007, the Financial Account Standards Board (the "FASB") issued a Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is classified by a level at measurement date based on the significance and source of the inputs to its valuation. The three levels of the fair value hierarchy under FAS 157 are described within the Statement of Investments.

     The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as generally determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. The Fund reviews the valuation methods, financial statements, and other information provided by the Investment Funds and considers other factors such as any rights or obligations of the Fund that arise from its investments in Investment Funds to determine whether valuation of its investment in each Investment Fund based on its pro-rata interest in the net assets is appropriate. These investments are typically initially valued based on the Fund's pro-rata interest in the net assets of each Investment Fund, although adjustments may be made at the discretion of the Board or pursuant to procedures adopted by the Board. These investments are typically classified within Level 3. At March 31, 2009, all investments in Investment Funds have been valued based on the estimated Net Asset Value provided by the Investment Fund Managers. Restrictions on redemptions have been imposed by most of the underlying Investment Funds and the market for these funds is currently considered inactive. If the Fund were to sell its interest in an Investment Fund to a third party in a private transaction the Fund may realize less than the recorded fair value and the difference could be substantial.

     Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Investment Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Advisor values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available. Fair valued securities may be classified as "Level 3" if the Board or Advisor's own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.

     Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all demand deposits and fixed income securities with original maturities of three months or less as cash equivalents. Cash equivalents are valued at cost plus accrued interest which approximates fair value. These securities are typically designated as "Level 2."


                   F9 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. SIGNIFICANT ACCOUNTING POLICIES Continued

INCOME RECOGNITION AND EXPENSES. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's fair value is included in net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Realized gains and losses on withdrawals from Investment Funds are recognized on an average cost basis.

     The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight line basis.

INCOME TAXES. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation and depreciation on Investment Funds for federal income tax purposes.

                                                                   NET UNREALIZED
                                                                    DEPRECIATION
                                                                   BASED ON COST
                                                                 OF SECURITIES AND
UNDISTRIBUTED NET   UNDISTRIBUTED                              OTHER INVESTMENTS FOR
    INVESTMENT        LONG-TERM          ADJUSTED LOSS             FEDERAL INCOME
      INCOME             GAIN       CARRYFORWARD(1, 2, 3, 4)        TAX PURPOSES
-----------------   -------------   ------------------------   ---------------------
       $--               $--              $11,601,292               $13,940,904

(1.) As of March 31, 2009, the Fund had $4,327,390 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforward were as follows:

EXPIRING
--------
2017       $4,327,390

(2.) As of March 31, 2009, the Fund had $7,273,902 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

(3.) During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

(4.) During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

                   REDUCTION TO      INCREASE TO
                    ACCUMULATED    ACCUMULATED NET
  REDUCTION TO    NET INVESTMENT    REALIZED LOSS
PAID-IN CAPITAL        LOSS         ON INVESTMENTS
---------------   --------------   ---------------
  $33,150,630       $46,429,707      $13,279,077


                  F10 | OFI TREMONT CORE STRATEGIES HEDGE FUND

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary income            $15,156,859
Long-term capital gain       7,120,260
Return of capital           10,430,850
                           -----------
Total                      $32,707,969
                           ===========

The primary difference between the book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to adjustments to the tax basis of investments based on allocation of income and distributions from investments in partnerships and the tax realization of financial statement unrealized gain or loss. In addition, the cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on Schedule K-1. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2009 as noted below.

Federal tax cost of investment funds   $36,742,445
                                       -----------
Gross unrealized appreciation          $        --
Gross unrealized depreciation           13,940,904
                                       -----------
Net unrealized depreciation            $13,940,904
                                       ===========

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

3. MANAGEMENT FEES

As compensation for services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee") computed at an annual rate of 1.50% of the Fund's net assets determined as of the last day of each month (before any repurchases of shares). As of May 1, 2004 the Fund's Adviser began waiving a portion of its Management Fee under a voluntary undertaking to the Fund to limit these fees to an annual rate of 1.25% of the aggregate value of outstanding shares determined as of the last business day of the month (before any repurchases of shares). That undertaking is applied after the contractual expense limitation described below, and may be amended or withdrawn at any time. Effective April 1, 2009, this voluntary undertaking will be changed to reduce management fees from 1.25% to 0.35%. For the year ended March 31, 2009, the Management Fee incurred by the Fund was $2,207,116 and the Adviser had no waivers in connection with its voluntary undertaking. The Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the Management Fee earned by the Adviser pursuant to the Advisory Agreement. The fee is payable to the Sub-Adviser by the Adviser and not the Fund.

     Effective March 31, 2008, the Adviser has contractually undertaken to limit the Fund's total expenses to not more than 1.50% of the average monthly net assets of the Fund. That undertaking remains in effect until March 31, 2009 unless terminated by the Fund's Board, and may, at the Advisor's discretion, be renewed on an annual basis. For the year ended March 31, 2009, the Adviser waived management fees in the amount of $546,663 in connection with this contractual undertaking.


                  F11 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. MANAGEMENT FEES Continued

ADMINISTRATION FEES. Under the terms of an administration agreement (the "Administration Agreement") with the Fund, the Adviser provides certain administrative services to the Fund, including, among others things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the "Administration Fee") computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. For the year ended March 31, 2009, the Administration Fee incurred by the Fund was $220,739. The Adviser has retained the Sub-Adviser to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Sub-Adviser equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Sub-Adviser by the Adviser and not the Fund.

     The Adviser intends to pay a portion of its Management Fee, not to exceed 0.25% (on an annualized basis) of the aggregate value of outstanding shares held by such shareholders to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

OFI SHARES. OFI owned 305.779 shares of the Fund, valued at $205,508 and $253,702, respectively, as of March 31, 2009 and March 31, 2008.

DISTRIBUTOR. Under the General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Sub-Adviser.

TRUSTEE'S COMPENSATION. A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund.

     The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2009, the Fund's projected benefit obligations were increased by $4,857 and payments of $3,879 were made to retired trustees, resulting in an accumulated liability of $1,929 as of March 31, 2009.

     The Board of Trustees has adopted a compensation deferral plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the Plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other Assets" within the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

CUSTODIAN FEES. Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.


                  F12 | OFI TREMONT CORE STRATEGIES HEDGE FUND

4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                        YEAR ENDED MARCH 31, 2009     YEAR ENDED MARCH 31, 2008
                                                       ---------------------------   --------------------------
                                                          SHARES         AMOUNT         SHARES        AMOUNT
                                                       ------------   ------------   -----------   ------------
Subscriptions                                            30,228.742   $ 25,319,292     7,036.536   $  7,001,001
Shares issued in connection with the acquisition of
   OFI Tremont Market Neutral Hedge Fund--see Note 8             --             --    15,687.292     13,014,494
Dividends and/or distributions reinvested                        --             --    32,255.107     32,707,969
Redemptions                                            (118,408.147)   (89,851,813)  (30,912.438)   (28,569,665)
                                                       ------------   ------------   -----------   ------------
Net increase (decrease)                                 (88,179.405)  $(64,532,521)   24,066.497   $ 24,153,799
                                                       ============   ============   ===========   ============

5. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2009, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 3.0% annually of net assets and performance incentive fees/ allocations ranging from 10% to 30% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to three years from initial investment and subject to certain other terms and conditions as set forth in the Investment Funds' offering documents. Information related to each Investment Fund is included on the Statement of Investments. The ability to redeem is subject to the terms stated in the respective Investment Fund's legal documents, including the ability to restrict redemptions in part or in full without the Fund's consent. In current market conditions there is limited liquidity available and the stated Investment Fund's liquidity should not be relied upon when assessing the liquidity of the Fund. Furthermore, in many cases, the total amount or a portion of the Fund's investment in the Investment Funds are illiquid.

     For the year ended March 31, 2009, the aggregate cost of purchases and proceeds from sales of Investment Funds and securities were $41,484,453 and $164,432,355 respectively.

     Of the Fund's $41,048,597 of receivables from Investment Funds sold as disclosed on the Statement of Assets and Liabilities as of March 31, 2009, $4,064,728 is due from an Investment Fund that is in the process of fully liquidating and the Fund will receive its proceeds following that liquidation. The final proceeds amount to be received is contingent on the total liquidation proceeds of the Investment Fund and therefore is subject to market fluctuation. The final cash proceeds received from this Investment Fund may materially differ from the value as of March 31, 2009.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to; short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts.

     The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.

7. BORROWINGS

The Fund may borrow in amounts up to one-third of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for cash management purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

     Effective March 31, 2008, the Fund entered into a $27,000,000 committed, revolving line of credit (the "Credit Facility") with the Bank of New York Mellon. Under the most restrictive arrangement, the Fund was able to borrow an amount up to 15% of its net assets. The Fund's borrowing capacity was also limited to the portion of the unused Credit Facility at any point in time. The Fund agreed to pay the Bank of New York Mellon interest on the Credit Facility at rates that


                  F13 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. BORROWINGS Continued

referenced the Federal Funds or LIBOR rates. The committed line of credit also required a fee to be paid by the Fund based on the amount of the aggregate commitment which had not been utilized. The Credit Facility terminated on March 27, 2009.

     For the year ended March 31, 2009, the average daily borrowed balance of the Fund was $144,875 at an average daily interest rate of 3.58%. The Fund had no outstanding borrowings as of March 31, 2009. Expenses incurred by the Fund with respect to interest on borrowings, commitment fees and facility start-up costs are disclosed separately or as miscellaneous fees on the Statement of Operations.

8. ACQUISITION OF OFI TREMONT MARKET NEUTRAL HEDGE FUND

On March 31, 2008, the Fund acquired all of the net assets of OFI Tremont Market Neutral Hedge Fund, pursuant to an Agreement and Plan of Reorganization approved by the OFI Tremont Market Neutral shareholders on March 21, 2008. The Fund issued 15,687.29 shares (at an exchange ratio of 0.88748 of the Fund's shares to one share of OFI Tremont Market Neutral Hedge Fund), valued at $13,014,494 in exchange for the net assets, resulting in combined net assets of $185,928,737 on March 31, 2008. The exchange qualified as a taxable exchange for federal income tax purposes. The Fund's net assets immediately prior to the acquisition were $172,914,243. The Adviser voluntarily agreed to reimburse the Fund for its costs associated with the merger in the amount of $18,500.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards SFAS No. 161 ("SFAS 161"), DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

10. CHANGE IN METHOD OF ACCOUNTING FOR COST BASIS

Prior to March 31, 2008, realized and unrealized gains and losses for investments in Investment Funds were recognized on a cost recovery basis. The Fund has determined that recognizing gains and losses on an average cost basis is preferable to the cost recovery method since it more accurately reflects the realized gains and losses associated with current sales. Accordingly, as of April 1, 2008, the cost basis of certain investments in investment funds has been adjusted retroactively from the time of the original investment in the investment fund by applying the average cost method.

     The balances for net realized gain on investment funds and other investments and net change in unrealized appreciation (depreciation) on investment funds and other investments on the Statement of Changes in Net Assets were revised for 2008 to reflect the change to the average cost method.

     Effect of change to average cost basis on Statement of Operations.

STATEMENT OF OPERATIONS
AND CHANGES IN NET ASSETS                     2009           2008
-------------------------                 ------------   -----------
Net investment income/loss                $          0   $         0
Net realized gain/loss on investment
   funds and other investments             (15,580,882)   (6,539,703)
Net change in unrealized appreciation/
   depreciation on investment funds and
   other investments                        15,580,882     6,539,703

The change to the average cost method had no effect on the Fund's net assets during any period.


                  F14 | OFI TREMONT CORE STRATEGIES HEDGE FUND

11. PENDING LITIGATION

During 2009, a number of complaints have been filed in federal courts against the Adviser, the Distributor, and certain of the funds in the Oppenheimer family of funds (the "Defendant Funds") advised by the Adviser and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. Additionally, a complaint has been brought in state court against the Adviser, the Distributor and another subsidiary of the Adviser (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Sub-Adviser, against the Sub-Adviser, its parent, the Adviser and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff "). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys' fees and litigation expenses. None of these suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

     The Adviser believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Adviser believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Adviser also believes that these suits should not impair the ability of the Adviser or the Distributor to perform their respective duties to the Fund.

12. SUBSEQUENT EVENTS

Of the Fund's receivable from Investment Fund Sold of $41,048,597 as disclosed on the Statement of Assets and Liabilities as of March 31, 2009, subsequent to March 31, 2009 and through May 29, 2009, the Fund received cash proceeds of $31,604,023 and in-kind payments of additional Investment Fund positions in the amount of $3,123,833.

     Subsequent to March 31, 2009 and through May 29, 2009, the Fund made a cash payment to shareholders in the amount of $41,358,935.


                  F15 | OFI TREMONT CORE STRATEGIES HEDGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OFI TREMONT CORE STRATEGIES HEDGE
FUND:

We have audited the accompanying statement of assets and liabilities of OFI Tremont Core Strategies Hedge Fund (the "Fund"), including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of March 31, 2009, by inspection of investment subscription documents and confirmation with underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OFI Tremont Core Strategies Hedge Fund as of March 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

     As discussed in Note 10 to the financial statements, the Company elected to change its method of accounting for investment cost in fiscal year 2009.

     As discussed in Note 1 to the financial statements, the Board of Trustees has adopted a plan to liquidate the Fund over a period that is expected to extend beyond March 31, 2010.


/s/ KPMG LLP
KPMG LLP

Denver, Colorado
May 29, 2009


                  F16 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2009, if applicable, shareholders of record would have received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    9 |OFI TREMONT CORE STRATEGIES HEDGE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at http://www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING--DELIVERY OF SHAREHOLDER DOCUMENTS

This is to inform you about OppenheimerFunds' "householding" policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund's prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.


                   10 | OFI TREMONT CORE STRATEGIES HEDGE FUND

TRUSTEES AND OFFICERS Unaudited

NAME, POSITION(S) HELD WITH
THE FUND, LENGTH OF SERVICE,   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
AGE                            PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
----------------------------   -----------------------------------------------------------------------------------------------------
INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                       80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                               DEATH OR REMOVAL.

BRIAN F. WRUBLE,               Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson
Chairman of the Board of       Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment
Trustees (since 2007),         company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich
Trustee (since 2005)           Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of
Age: 65                        the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of
                               Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees
                               64 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,               Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since
Trustee (since 2007)           January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board
Age: 69                        Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of
                               Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007);
                               President of The Community Reinvestment Act Qualified Investment Fund (investment management company)
                               (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment
                               Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware
                               Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation)
                               (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds
                               (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and
                               the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of
                               Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware
                               Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice
                               Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable
                               Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc.
                               (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and
                               Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company
                               (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant
                               (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,               Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director
Trustee (since 2005)           of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the
Age: 68                        Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual
                               Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the
                               OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,          Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International
Trustee (since 2005)           Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign
Age: 70                        Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since
                               2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative
                               Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward
                               Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute
                               for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost
                               at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony
Trustee (since 2005)           Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of
Age: 66                        American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January
Trustee (since 2005)           2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January
Age: 56                        2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007);
                               Managing Director of Carmona


                   11 | OFI TREMONT CORE STRATEGIES HEDGE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

JOEL W. MOTLEY,                Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the
continued                      Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee
                               of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights
                               Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the
                               OppenheimerFunds complex.

MARY ANN TYNAN,                Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospital (non-profit hospital) (since
Trustee (since 2008)           2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of
Age: 63                        Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of
                               Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of
                               Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and
                               Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager)
                               (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,              Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device
Trustee (since 2003)           companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association
Age: 68                        (environmental protection organization) (1996-2008); Member of the Investment Committee of the
                               Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds
                               (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                 Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery
Trustee (since 2003)           study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production
Age: 61                        company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since
                               1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and
                               Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of
                               PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE             THE ADDRESS OF MR. REYNOLDS IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. MR. REYNOLDS
                               SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. REYNOLDS
                               IS AN "INTERESTED TRUSTEE" BECAUSE OF A POTENTIAL CONSULTING RELATIONSHIP BETWEEN RSR PARTNERS, WHICH
                               MR. REYNOLDS MAY BE DEEMED TO CONTROL, AND THE MANAGER.

RUSSELL S. REYNOLDS, JR.,      Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate governance
Trustee (since 2005)           consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates
Age: 77                        (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former
                               Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                    NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                               RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                               RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS POSITIONS WITH
                               OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman and Director of the Adviser (since June 2001); Chief Executive Officer of the Adviser (June
President and Principal        2001-December 2008); President of the Adviser (September 2000-February 2007); President and director
Executive Officer and          or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp.
Trustee (since 2003)           ("OAC") (the Adviser's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding
Age: 59                        company subsidiary of the Adviser) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
                               (subsidiary of the Adviser) (November 2001-December 2006); Chairman and Director of Shareholder
                               Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the
                               Adviser) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Adviser) (since July 2001); Director of the following investment advisory subsidiaries of the Adviser: OFI Institutional Asset Management, Inc., Centennial Asset
                               Management Corporation and Trinity Investment Management Corporation (since November 2001),
                               HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                               President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                               Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent


                   12 | OFI TREMONT CORE STRATEGIES HEDGE FUND

JOHN V. MURPHY,                company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of
continued                      Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the
                               Investment Company Institute's Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK AND METCHICK, TWO
THE FUND                       WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY AND
                               WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE
                               TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

SCOTT METCHICK,                Vice President of the Fund (since February 2009). Chief Investment Officer ("CIO") of the Sub-Adviser
Vice President (since          and head of the Sub-Adviser's Investment Management Group (since August 2008). Founding Partner and
February 2009) and Portfolio   Managing Member, and served as CIO, of Twin Lights Capital LLC, a fund of funds, (July 2005-February
Manager (since January         2008). CIO and Partner of the EIM Group (August 2002-April 2004) and served as U.S. Director of
2009)                          Research and Portfolio Management of the EIM Group (April 1998-July 2002). Vice President at EACM
Age: 44                        Advisors, an affiliate of the consulting firm Evaluation Associates (October 1988-March 1998).

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Adviser (since March 2004); Chief
Vice President and Chief       Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder
Compliance Officer             Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
(since 2004)                   Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President
Age: 58                        and Director of Internal Audit of the Adviser (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,               Senior Vice President of the Adviser (since March 1999); Treasurer of the Adviser and the following:
Treasurer and Principal        HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services,
Financial & Accounting         Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March
Officer (since 2002)           1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International
Age: 49                        Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since
                               November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the
                               Adviser) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Adviser) (since May 2000); Assistant Treasurer of the following: OAC (March
                               1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and
                               OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the
                               OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Adviser;
Secretary (since 2002)         General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
Age: 60                        Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
                               HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                               (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                               of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                               Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                               Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                               Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                               Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                               (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                               Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001);
                               Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice
                               President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                  13 | OFI TREMONT CORE STRATEGIES HEDGE FUND

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, the Board's Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $52,000 in fiscal 2009 and $52,000 in fiscal 2008.

(b)  Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2009 and $6,500 in fiscal 2008.

The principal accountant for the audit of the registrant's annual financial statements billed $331,200 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R and FAS 157.

(c)  Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed $10,500 for 2009 and no such fees for 2008.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Review of tax returns.

(d)  All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $38,000 in fiscal 2009 and no such fees fiscal 2008

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

     The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

     Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

     (2) 100%

(f)  Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $379,700 in fiscal 2009 and $262,736 in fiscal 2008 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) Not applicable.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable. The Fund invests exclusively in non-voting securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER. The portfolio manager of the Fund is Scott Metchick (referred to as the "Portfolio Manager"). Mr. Metchick has been Portfolio Manager of the Fund since January 2009, Vice President of the Fund since February 2009 and has been Chief Investment Officer ("CIO") of the Sub-Adviser and head of the Sub-Adviser's Investment Management Group since August 2008. Mr. Metchick was a Founding Partner and Managing Member, and served as CIO, of Twin Lights Capital LLC, a fund of funds, from July 2005 through February 2008. Mr. Metchick was CIO and Partner of the EIM Group, from August 2002 through April 2004 and served as U.S. Director of Research and Portfolio Management of the EIM Group from April 1998 through July 2002. Mr. Metchick was Vice President at EACM Advisors, an affiliate of the consulting firm Evaluation Associates from October 1988 through March 1998.

OTHER ACCOUNTS MANAGED. As of March 31, 2009, Mr. Metchick did not manage any other funds or accounts. [Mr. Metchick did not become a portfolio manager until January 2009.]

     NOTE: Below is the table that is normally included when a PM manages other accounts. Since Scott does not manage any other accounts, I don't think you have to include the table.

                                      REGISTERED INVESTMENT       OTHER POOLED
                                            COMPANIES         INVESTMENT VEHICLES   OTHER ACCOUNTS**
                                      ---------------------   -------------------   ----------------
ACCOUNTS MANAGED                               None                   None                None
TOTAL ASSETS MANAGED*                          None                   None                None
ACCOUNTS WITH PERFORMANCE-BASED
   ADVISORY FEES                               None                   None                None
TOTAL ASSETS IN ACCOUNTS WITH
   PERFORMANCE-BASED ADVISORY FEES*            None                   None                None

*    In millions.

** Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

At the current time, the Fund's Portfolio Manager does not manage any other fund or account. However, he may be responsible for the management of another fund or account in the future. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Metchick may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude Mr. Metchick from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Metchick may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

COMPENSATION OF THE PORTFOLIO MANAGER. Mr. Metchick is employed and compensated by the Sub-Adviser, not the Fund. The Sub-Adviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2009, Mr. Metchick's compensation consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent

The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Metchick's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for the period since the Fund's inception. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr. Metchick's compensation. Mr. Metchick's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Metchick. The compensation structure of the other funds managed by Mr. Metchick is the same as the compensation structure of the Fund, described above.

OWNERSHIP OF FUND SHARES. As of March 31, 2009, Mr. Metchick did not beneficially own any shares of the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The

     Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  (1) Exhibit attached hereto.

     (2) Exhibits attached hereto.

     (3) Not applicable.

(b)  Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFI Tremont Core Strategies Hedge Fund


By: /s/ John V. Murphy
    --------------------------------
    John V. Murphy
    Principal Executive Officer
Date: 05/14/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    --------------------------------
    John V. Murphy
    Principal Executive Officer
Date: 05/14/2009


By: /s/ Brian W. Wixted
    --------------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 05/14/2009